UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2013
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Quantum Corporation
(Exact name of Registrant as Specified in its Charter)

Delaware	1-13449	94-2665054
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification No.)

1650 Technology Drive, Suite 800
San Jose, CA 95110
(Address of Principal Executive Offices)

(408) 944-4000
(Registrant’s telephone number, including area code)
________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instructions A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 20.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

     Reference is made to (i) that certain Credit Agreement, dated March 29, 2012 (the “Credit Agreement”), by and among Wells Fargo Capital Finance LLC, as administrative agent (the “Agent”), the lenders that are parties thereto (the “Lenders”), and Quantum Corporation (the “Company”), and (ii) that certain Security Agreement, dated March 29, 2012 (the “Security Agreement”), by and between the Company and the Agent. On January 31, 2013, the Company entered into the Fourth Amendment to Credit Agreement and First Amendment to Security Agreement (the “Amendment”), among the Company, the Agent and the Lenders, pursuant to which, among other amendments, the maximum principal amount of loans that is available to be borrowed under the Credit Agreement was amended to be the lesser of (x) $55,000,000 and (y) the amount of the borrowing base, which consists of a cash component, an account component and an inventory component.

     In addition, the financial covenants were amended to require that the Company maintain a Fixed Charge Coverage Ratio (as defined in the Credit Agreement) of at least 1.10 for the 12 month period ending on the last day of any fiscal quarter during which a financial covenant period is in effect. A financial covenant period commences on any date on which (a) Liquidity (as defined in the Amendment) is less than $16,500,000 or (b) Pure Availability (as defined in the Amendment) is less than $10,000,000, and shall continue until the later of (x) the last day of the first full fiscal quarter after the date such period commenced and (y) the last day of the fiscal quarter in which, for a period of sixty consecutive days, (i) Liquidity is greater than or equal to $16,500,000 and (ii) Pure Availability is greater than or equal to $10,000,000.

     The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Credit Agreement, the Security Agreement, and the Amendment itself, a copy of which is attached as Exhibit 10.1, and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

     (d) Exhibits.

Exhibit No.	Exhibit Description
10.1	Fourth Amendment to Credit Agreement and First Amendment to Security Agreement, dated January 31, 2013, by and among Wells Fargo Capital Finance, LLC, as administrative agent, the lenders that are parties thereto, and Quantum Corporation.

2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: February 6, 2013	Quantum Corporation

	By:	/s/ Shawn D. Hall
	Name:	Shawn D. Hall
	Its:	Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Exhibit Description
10.1	Fourth Amendment to Credit Agreement and First Amendment to Security Agreement, dated January 31, 2013, by and among Wells Fargo Capital Finance, LLC, as administrative agent, the lenders that are parties thereto, and Quantum Corporation.